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Exhibit 23.3
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                  Independent Auditors' Consent
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                  The Owners
                        Spinnaker Royalty Company, L.P.:

                  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                /s/ KPMG, LLP
                                                --------------------------------
                                                KPMG, LLP

                  Dallas, Texas

                  August 12, 2002